COLUMBIA PROPERTY TRUST INVESTOR PRESENTATION 2.2020 1

CONTENTS Company Overview Page 3 Case Studies Page 16 Appendix Page 23 2

WHY INVEST? Gateway Office Growth Value Creation plus Portfolio Stability • Focused in New York • Substantial expected • Local expertise (Midtown South), San same-store NOI Francisco, D.C., and growth • Track record of Boston redevelopment and • 96% leased with asset repositioning • Strategic CBD limited near-term locations expirations • Continuing trend of strong rental rate • Modernized properties • Attractive dividend growth with boutique spaces yield and value • Select re-/development • Exceptional service • Commitment to strong projects underway and amenities balance sheet 3

DESIRABLE BUILDINGS IN PRIME LOCATIONS 201 California 315 Park Ave. S. 229 W. 43rd St. 114 Fifth Ave. 249 W. 17th 218 W. 18th San Francisco New York New York New York New York New York 333 Market St. 95 Columbus 149 Madison 799 Broadway 101 Franklin St. 116 Huntington Ave. San Francisco Jersey City, NJ New York New York New York Boston (redevelopment) (development) (redevelopment) 650 California St. 1800 M Street San Francisco 96% Leased Washington, D.C. 221 Main St. Market Square San Francisco Washington, D.C. HELD FOR SALE University Circle 80 M Street Palo Alto, CA Washington, D.C. Pasadena Corporate Park, Los Angeles 4

LEADING GATEWAY SUBMARKETS NEW YORK SAN FRANCISCO WASHINGTON, D.C. 201 California 101 Franklin 2.4M total SF 2.0M total SF 1.5M total SF 1 98% leased 97% leased 94% leased2 Data for properties owned in unconsolidated joint ventures presented at 100%. 1New York metrics exclude 799 Broadway and 101 Franklin Street. 2Pro forma for the removal from service of the seventh floor of 80 M St. effective Jan. 1, 2020, as part of the planned building expansion project. 5

A PROVEN APPROACH • Modernized buildings with architectural distinction • Strategic locations • Efficient floorplates • Attractive amenities • Exceptional service to tenants • Targeted capital investments 6

SECTOR-LEADING SAME-STORE NOI GROWTH • Strategic locations and renovations • 2.5 million SF •8% leased in our core 2019 same-store • Best-in-class service markets 2017-2020 NOI growth1 and amenities • 37% average •9% - 11% • Creative rent roll cash leasing 2020 same-store management spreads NOI guidance 1Non-GAAP financial measure. See Appendix. 7

ILLUSTRATIVE NET ASSET VALUE ANALYSIS

(in thousands, except for per-share data)	Net Operating Income (Cash)	Cap Rate 5.00%		Cap Rate 4.75%
Q4 2019 Annualized – excluding Pittsburgh, Pasadena, and 201 California[1]	$202,000	$4,040,000		$4,253,000
Anticipated Dispositions – Cranberry Woods & Pasadena Corporate Park		245,000		265,000
Construction in Progress – 799 Broadway & 101 Franklin (cost basis)		293,000		293,000
Normandy Acquisition		100,000		100,000
201 California Acquisition		239,000		239,000
Debt @ 12.31.19		(1,706,000)		(1,706,000)
Working Capital (Net) @ 12.31.19		(27,000)		(27,000)
Planned Capital Expenditures[2]		(56,000)		(56,000)
Implied Net Asset Value – "Q4 Cash Paying"		$3,128,000		$3,361,000
Implied Net Asset Value – "Q4 Cash Paying" / Share		$26.27	A	$28.23
Contractual – not yet Cash Paying but beginning by 12.31.20[3]	$18,000	$360,000		$379,000
Planned Capital Expenditures[4]		(74,000)		(74,000)
Implied Incremental Value from Contractual Leases		$286,000		$305,000
Implied Incremental Value from Contractual Leases / Share		$2.40	B	$2.56

Implied Value: "Q4" + "2020 Contractual" / Share

$28.67 C $30.79

A + B = C

Rents 10% -15% below market across portfolio[5]

Note: Table includes non-GAAP financial measures. See Appendix.
[1]Adjusted for non-recurring revenues and expenses and mid quarter leasing activity.
[2]Committed capital for building projects and leasing costs for leases that are currently "cash paying".
[3]Includes leases that have not yet commenced or are in abatement as of 12/31/19 and begin paying cash by 12.31.20.
[4]Leasing costs for leases that are not yet "cash paying".
[5]Based on management's estimates.

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EMBEDDED GROWTH FROM SIGNED LEASES1 CURRENTLY CASH RENT SF IN NOT YET COMMENCEMENT TENANT PROPERTY MARKET (000s) ABATEMENT COMMENCED YEAR WeWork 149 Madison Avenue NY 115 ✔ 2020 DocuSign 221 Main Street SF 542 ✔ ✔ 2020 Triage Consulting 221 Main Street SF 463 ✔ 2020 Company 3 218 West 18th Street NY 303 ✔ 2021 Ernst & Young 218 West 18th Street NY 273 ✔ 2021 Silversmith Capital 116 Huntington Boston 26 ✔ 2020 Pitchbook Data 315 Park Avenue South NY 17 ✔ 2020 JW Childs 116 Huntington Boston 10 ✔ 2020 NCC Group 650 California SF 8 ✔ 2020 Other abated leases 91 ✔ 2020 & 2021 Other leases not yet commenced 48 ✔ 2020 & 2021 Total Embedded NOI: Cash Rents beginning by 12.31.204 $8M $10M Total Embedded NOI: Cash Rents beginning beyond 20204 $1M $2M 1SF and NOI for joint ventures are reflected at CXP’s ownership interest. 2Includes a base rent reset on 40k sf of existing space in 2020. 3Lease renewal – only incremental income included here. 4Non-GAAP financial measure. See Appendix. 9

ATTRACTIVE DIVIDEND YIELD DIVIDEND YIELD vs. GATEWAY OFFICE PEERS 4.5% 4.0% 3.5% 3.0% 2.5% 2.0% 1.5% 1.0% KRC DEI BXP HPP PGRE ESRT CXP SLG VNO As of 2.24.2020 10

LIMITED NEAR-TERM ROLLOVER LEASE EXPIRATIONS BY YEAR (% OF ALR)1 35% 30% 29% 25% 6.5 years Average remaining lease term1 20% 15% 15% 12% 10% 10% 9% 8% 7% 5% 5% 3% 2% 0% 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029+ Note: Amounts may not sum to 100% due to rounding. 11 1 Pro Forma for the sale of Cranberry Woods Drive.

STRONG & FLEXIBLE BALANCE SHEET INVESTMENT DEBT MATURITES GRADE RATINGS  Mortgage Debt - JV 400  Bonds Baa2 BBB  Term Loans  Stable / Stable Line of Credit 4.15% 3.65% Ratings 3.77% 2.55% 300 15% / 85% Secured Unsecured $1574 200 33% 3.07% $350 $350 $300 Net Debt to 1 Real-Estate Assets 799 $166 100 Broadway3 Market $150 6.05% Square5 $4.2 billion $56 DEBT OUTSTANDING ($M) OUTSTANDING DEBT Unencumbered Assets 0 (91% of total portfolio)2 2020 2021 2022 2023 2024 2025 2026 1 Non-GAAP financial measure; see Appendix. 2 Includes CXP’s interest in unconsolidated joint ventures. 3 Reflects 49.7% of the construction loan secured by 799 Broadway, which Columbia owns through an unconsolidated joint venture. 4Pro forma for the sale of Cranberry Woods. 5 Reflects 51% of the mortgage note secured by the Market Square Buildings, which Columbia owns through an unconsolidated joint venture. 12

REDEVELOPED PORTFOLIO Modest capital needs going forward Portfolio has recently received substantial renovations Properties now positioned among best-in-class for competitive sets 13

COMMITMENT TO CORPORATE RESPONSIBILITY RESPONSIBLE BUILDING MANAGEMENT 75% 82% of portfolio of portfolio certified* LEED certified TRANSPARENT AND INVESTOR-CENTERED GOVERNANCE  Board composed of supermajority of independent directors  Annual elections for all directors  Executive pay aligned with performance  No legacy family issues among shareholder base or board  No tax protection agreements constraining strategic decisions ETHICAL & SOCIALLY-CONSCIOUS BUSINESS PRACTICES  Commitments detailed in Human Rights Policy and Vendor Code of Conduct, available on our company website  Company and its employees actively support charities and volunteer organizations in our markets All data is at 100% of all properties, including those held through joint venture partnerships. *Reflects certified properties and properties that have met certification criteria and are awaiting certification. LEED and the related logos are trademarks owned by the U.S. Green Building Council and are used with permission. Energy Star and the Energy Star mark are registered trademarks owned by the U.S. Environmental Protection Agency. These logos are used herein to identify Columbia buildings that have been awarded these designations. 14

ENHANCING THE PLATFORM
ACQUISITION OF NORMANDY REAL ESTATE PARTNERS

In January 2020, Columbia acquired Normandy Real Estate Management, an established Northeast-based commercial real estate operator and fund sponsor.

- Acquisition included Normandy's:
  - Operating platform
  - Management businesses and corresponding fee streams
  - ~$3.5 million equity stake Normandy's recent funds, including full GP position
- Consideration reflected approximate nominal value of $100 million[1]
- Former Normandy partners Jeff Gronning, Gavin Evans, Paul Teti and others joined Columbia's senior leadership team



CONSTRUCTION
LEASING & ASSET MANAGEMENT
PROPERTY MANAGEMENT
ACQUISITIONS & DISPOSITIONS
JOINT VENTURE MANAGEMENT
FINANCE & ACCOUNTING
+ DEVELOPMENT
+ FUND MANAGEMENT

EXPECTED BENEFITS:

- **Expanded Platform**
- **Enhanced Execution**
- **Greater Capital Access**
- **Augmented Growth Strategy**
- **Accretive Transaction**

[1] Exclusive of transaction and closing costs; includes $86.5 MM convertible preferred OP units with $26.50 liquidation preference (same dividend as common stock) and $13.5 MM cash.

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CASE STUDIES 16

APPENDIX: Case Studies 315 PARK AVENUE SOUTH 332,000 sf NEW YORK Created a premier Midtown South office destination that commands premium rents • Acquired in 2015, with 17 of 20 floors vacant or rolling within two years at below market rents • Initiated a program of renovations and amenities to reposition as “best on Park Avenue South” • Achieved 301,000 SF of leasing to date, bringing property to 100% leased • Record rents for Park Avenue South corridor Return on Renovation Capital ($ in 000’s) Incremental NOI Capital ROI $2,600 $15,300 16.8% 17

80 M STREET 286,000 sf WASHINGTON, D.C. Increased NOI and achieved 94% leased through high-impact renovations • Former Class-B property leased to government contractors, with short-term leases and rates in low $40s • Launched building repositioning with transformative $3M lobby renovation ahead of major lease rollover • Rebranded property to compete with new construction and attract more creative tenant base • Increased rental rates by 20% while re-leasing 75% of building Return on Renovation Capital ($ in 000’s) Incremental NOI Capital ROI $640 $3,000 20.9% 18

221 MAIN STREET 380,000 sf SAN FRANCISCO Raised rents by 97% through targeted improvements and creative rent roll management • Acquired in 2014, with rents well below market, material vacancy, and over 30% roll within three years • Invested ~$7M in strategic renovations to appeal to fin-tech tenants • Created contiguous “vertical campus” through creative relocation and selective renewals • Reduced # of tenants by half while improving tenant quality and driving building to 100% leased • Took building from performance in-line with market, to now signing leases at 10% premium to market comps Performance Summary Stabilized Yield (mgmt.’s est.) 7.0% Value Creation @ 4.75% cap rate ~50% 19

799 BROADWAY Union Square and Greenwich Village NEW YORK Ground-up development of 12-story office building • Will contain 182,000 SF of boutique office space • Floor plates from 3,600 – 22,000 SF • 15’ ceilings, with floor-to-ceiling glass • Multiple private terraces and high-end amenities • Expected 2020 delivery • Partnering with Normandy Fund IV and NTT 20

101 FRANKLIN STREET (F/K/A 250 CHURCH STREET) TriBeCa NEW YORK Complete re-development of 16-story office building • Will contain 235,000 SF of boutique office space • Floor plates from 8,300 – 16,600 SF • Walkable, amenity-rich neighborhood • Limited supply of high-end office space in submarket • Expected 2021 delivery • Partnering with Normandy Fund IV 101 Franklin Preliminary renovation rendering 21

TERMINAL WAREHOUSE (PENDING) West Chelsea NEW YORK Creating a signature boutique office, retail and events destination • 1.1MM SF of creative office and 75,000 SF of retail • 7 to 13 stories, with roof decks and cascading terraces • Overlooks Highlight Park and Hudson Yards complex • Targeting LEED Gold and Well certifications • Multiple joint venture partners 22

APPENDIX FOR MORE INFORMATION Columbia Property Trust INVESTOR RELATIONS 404.465.2227 www.columbia.reit ir@columbia.reit 23

DRAMATIC RENT ROLL-UPS DRIVING GROWTH NET CASH LEASING SPREADS1 OVER PRIOR LEASES 60% 52% 50% 40% 36% 31% 30% 20% 20% 19% 10% 0% 2015 2016 2017 2018 2019 1 Net rent of new signed leases over net rent of prior lease in the same space on existing properties. 24

UNCONSOLIDATED JOINT VENTURES • Increase scale in top markets through a University Circle 799 Broadway capital efficient structure • Current gross asset value of $2.7B 114 Fifth Ave Market Square Joint Venture Ownership Interest Partner Property CXP Partners 55% 45% Allianz Real Estate University Circle, Silicon Valley 55% 45% Allianz Real Estate 333 Market Street, San Francisco 55% 45% Allianz Real Estate 1800 M Street, Washington, D.C. 49.5%* 49.5%* Allianz Real Estate 114 Fifth Avenue, New York 51% 49% Blackstone Market Square, Washington D.C. 49.7% 50.3% Normandy Fund IV & NTT 799 Broadway, New York *L&L Holding Co. LLC holds a 1% ownership interest in 114 Fifth Avenue. 25

LEADERSHIP TEAM Nelson Mills President and CEO Jeff Gronning Jim Fleming EVP, CIO EVP, CFO Gavin Evans Kevin Hoover Dave Cheikin Dave Dowdney Wendy Gill Amy Tabb Paul Teti EVP, Acquisitions EVP, Portfolio SVP, Asset Management & SVP, West Coast SVP, Chief SVP, Business SVP, Asset Management Management Leasing Accounting Officer Development & Leasing Melissa Donohoe Travis Feehan Doug McDonald Patrick Keeley Steve Smith Steve Trapp Rachel Williams Elka Wilson VP, Private Capital IR SVP, New York VP, Finance SVP, D.C. Region Lead SVP, Property SVP, Construction VP, Marketing and SVP, Corporate Transactions Lead Management Communications Operations 26

FORWARD-LOOKING STATEMENTS Certain statements contained in this presentation other than historical facts may be considered forward-looking statements. Such statements include, in particular, statements about our plans, strategies, and prospects, and are subject to certain risks and uncertainties, including known and unknown risks, which could cause actual results to differ materially from those projected or anticipated. Therefore, such statements are not intended to be a guarantee of our performance in future periods. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as "may," "will," "expect," "intend," "anticipate," "estimate," "believe," "continue," or other similar words. These forward-looking statements include information about possible or assumed future results of the business and our financial condition, liquidity, results of operations, future plans and objectives. They also include, among other things, statement regarding subjects that are forward-looking by their nature, such as our business and financial strategy, our current year guidance (including projected net operating income, cash rents and contractual growth), projected yield and earnings growth compared to peers, our ability to obtain future financing, future acquisitions and dispositions of operating assets, future repurchases of common stock, and market and industry trends. Readers are cautioned not to place undue reliance on these forward- looking statements. We make no representations or warranties (express or implied) about the accuracy of any such forward-looking statements contained in this presentation, and we do not intend to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Any such forward-looking statements are subject to risks, uncertainties, and other factors and are based on a number of assumptions involving judgments with respect to, among other things, future economic, competitive, and market conditions, all of which are difficult or impossible to predict accurately. To the extent that our assumptions differ from actual conditions, our ability to accurately anticipate results expressed in such forward- looking statements, including our ability to generate positive cash flow from operations, make distributions to stockholders, and maintain the value of our real estate properties, may be significantly hindered. See Item 1A in the Company's most recently filed Annual Report on Form 10-K for the year ended December 31, 2019, for a discussion of some of the risks and uncertainties that could cause actual results to differ materially from those presented in our forward-looking statements. The risk factors described in our Annual Report are not the only ones we face but do represent those risks and uncertainties that we believe are material to us. Additional risks and uncertainties not currently known to us or that we currently deem immaterial may also harm our business. For additional information, please reference the supplemental report furnished by the Company as Exhibit 99.2 to the Company’s Form 8-K furnished to the Securities and Exchange Commission on February 13, 2020. The names, logos and related product and service names, design marks, and slogans are the trademarks or service marks of their respective companies. When evaluating the Company’s performance and capital resources, management considers the financial impact of investments held directly and through unconsolidated joint ventures. This presentation includes financial and operational information for our wholly-owned investments and our proportional interest in unconsolidated investments. Unless otherwise noted, all data herein is as of December 31, 2019, pro forma for the sale of Cranberry Woods in January 2020. 035-CORPPRES0220 27

RECONCILIATIONS: NON-GAAP TO COMPARABLE GAAP MEASURES Three Months (in thousands) Ended 12/31/19 Annualized Net Cash Provided by Operating Activities $ 33,379 $ 133,516 Straight line rental income 2,843 11,372 Depreciation of real estate assets (18,780) (75,120) Amortization of lease-related costs (4,854) (19,416) Impairment loss on real estate assets (20,577) (82,308) Income from unconsolidated joint venture 1,825 7,300 Distribution of earnings from unconsolidated joint ventures (7,376) (29,504) Net loss attributable to non-controlling interest in consolidated joint venture 133 532 Other non-cash expenses (2,175) (8,700) Net changes in operating assets & liabilities (6,195) (24,780) Net Income (loss) attributable to CXP stockholders $ (21,777) $ (87,108) Interest expense (net) 9,717 38,868 Income tax benefit 3 12 Depreciation of real estate assets 18,780 75,120 Amortization of lease-related costs 5,856 23,424 Adjustments from unconsolidated joint venture 14,274 57,096 EBITDA $ 26,853 $ 107,412 Impairment loss on real estate assets 20,577 82,308 EBITDAre $ 47,430 $ 189,720 Pre-acquisition costs 3,961 15,844 Adjustments included in net loss attributable to non-controlling interest in consolidated joint venture (126) (504) Adjusted EBITDAre $ 51,265 $ 205,060 Asset & property management fee income (1,863) (7,452) General and administrative – corporate 9,072 36,288 General and administrative – unconsolidated joint ventures 1,081 4,324 Straight line rental income (net) (2,723) (10,892) Above/below lease market amortization (net) (1,002) (4,008) Adjustments from unconsolidated joint venture (952) (3,808) Net Operating Income (based on cash rents) $ 54,878 $ 219,512 NOI from Pittsburgh, Pasadena, 201 California, 799 Broadway, 101 Franklin (5,659) (22,636) Adjustment for Non-Recurring Revenues / Expenses 1,157 4,628 Net Operating Income (based on cash rents) – Adjusted $ 50,376 $ 201,504 28

RECONCILIATIONS: NON-GAAP TO COMPARABLE GAAP MEASURES As of Period End (in thousands) 12/31/19 Debt - Consolidated $ 1,484,000 Debt – Columbia's share in unconsolidated joint ventures 222,010 Cash – consolidated (12,303) Cash – Columbia's share in unconsolidated joint ventures (23,755) Net Debt $ 1,669,952 Total Real Estate Assets – Consolidated $ 2,925,294 Buildings and Improvements - accumulated depreciation – consolidated 361,790 Intangible lease assets - accumulated depreciation – consolidated 58,659 Intangible lease origination costs – consolidated 33,731 less: Intangible lease liabilities - consolidated (15,127) Gross Real Estate Assets - Consolidated $ 3,364,347 Gross Real Estate Assets – Columbia’s share of properties in unconsolidated joint ventures 1,432,690 Gross Real Estate Assets - Total $ 4,797,037 29